Debt and Commitments - Interest Expense, Net (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Interest expense
Current	$ 20	$ 27
Long-term	38	20
Interest Expense, Total	58	47
Interest income	(14)	(17)
Interest expense, net	$ 44	$ 30